WILLIAM BLAIR FUNDS

                              RULE 10F-3 PROCEDURES

         The Board of Trustees of William Blair Funds (the "Fund") has approved the following procedures to permit the Portfolios of the Fund to purchase securities from underwriting and selling syndicates in which William Blair & Company, L.L.C. (the "Adviser") participates as a syndicate member in compliance with the provisions of Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser is directed to comply with these procedures in effecting any such purchase of securities for the Fund.

DEFINITIONS

         For the purpose of these procedures and the attached Form 10f-3, the following definitions shall apply:

         Domestic Issuer means any issuer other than a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country.

         Eligible Foreign Offering means a public offering of securities, conducted under the laws of a country other than the United States, that meets the following conditions:

                  (i) The offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in such country;

                  (ii) The securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer);

                  (iii) Financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in such country, for the two years prior to the offering, are made available to the public and prospective purchasers in connection with the offering; and

                  (iv) If the issuer is a Domestic Issuer, it meets the following conditions:

                                    (A) It has a class of securities registered
                           pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") or is required to file reports pursuant to Section 15(d) or the 1934 Act; and



                                    (B) It has filed all the material required
                           to be filed pursuant to Section 13(a) or 15(d) of the 1934 Act for a period of at least 12 months immediately preceding the sale of securities made in reliance upon Rule 10f-3 (or for such shorter period that the issuer was required to file such material).

         Eligible Municipal Securities means "municipal securities," as defined in Section 3(a)(29) of the 1934 Act, that have received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"); provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from a NRSRO.

         Eligible Rule 144A Offering means an offering of securities that meets the following conditions:

                  (i) The securities are offered or sold in transactions exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A under Section 4(2) or Rules 501-508 under Section 4(2);

                  (ii) The securities are sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include "qualified institutional buyers," as defined in Rule 144A(a)(1) ("QIBs"); and

                  (iii) The seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other QIBs pursuant to Rule 144A.

         NRSRO has the same meaning as that set forth in Rule 2a-7(a)(14) under the 1940 Act.

CONDITIONS

         Before making a purchase for a Portfolio of securities from an underwriting or selling syndicate, the Adviser shall determine whether it is a manager or participant in the underwriting or selling syndicate, and, if it is, the Adviser may purchase securities for the Portfolios provided that all the conditions set forth below (the "Rule 10f-3 Procedures") are met:

1. The securities to be purchased (i) are part of an issue registered under the Securities Act of 1933 that is being offered to the public;
         (ii) Eligible Municipal Securities; (iii) securities sold in an Eligible Foreign Offering; or (iv) securities sold in an Eligible Rule 144A Offering.

2. The securities are purchased prior to the end of the first day on which any sales are made, if not offered for subscription upon exercise of rights, or are purchased on or before the fourth day preceding the day on which the rights offering terminates at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). For purposes of determining whether the securities are being sold in an Eligible Rule 144A Offering and of determining compliance with this Paragraph 2, the Fund may reasonably rely upon written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which the Portfolios purchase the securities.

3. With respect to an issue registered under the Securities Act of 1933 that is offered to the public or are purchased pursuant to an Eligible Foreign Offering or an Eligible Rule 144A Offering, the issuer of the securities to be purchased shall have been in continuous operation for not less than three years, including the operations of any predecessors.

4. The securities are offered in a firm commitment underwriting pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

5. The commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

6. The amount of securities of any class of such issue to be purchased by a Portfolio or by, in the aggregate, any two or more investment companies managed by the Adviser, shall not exceed (i) 25% of the principal amount of the offering of such class if purchased in an offering other than an Eligible Rule 144A Offering; or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (B) the principal amount of the offering of such class in any concurrent public offering.

7. No Portfolio purchases securities offered directly or indirectly from an officer, director, member of an advisory board, the Adviser, an employee of such Portfolio or from a person of which any such officer, director, member of an advisory board, the Adviser or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter if (i) such underwriter does not benefit directly or indirectly from the transaction; or (ii) in respect to the purchase of

         Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of any person from whom this section prohibits purchase.

8. The Adviser shall (i) maintain a record of each purchase effected pursuant to the Fund's Rule 10f-3 Procedures on a Form 10f-3 in the form attached hereto as Exhibit A and (ii) shall present a written report to the Board of Trustees, in the form attached hereto as Exhibit B, no less frequently than quarterly, summarizing such information for each purchase during the preceding quarter and attaching to such report all copies of Form 10f-3 completed during the quarter.

9. All such transactions shall be reported on the Portfolios' semi-annual reports on Form N-SAR and a written record of each such transaction, setting forth (1) from whom the securities were acquired, (2) the identity of the underwriting syndicate's members, (3) the terms of the transaction and (4) the information or materials upon which the Board of Trustees based its quarterly determination that all purchases made during the preceding quarter were effected in compliance with the Fund's Rule 10f-3 Procedures shall be attached as an exhibit to Form N-SAR. The information regarding the terms of the transaction shall include the date of purchase, the maturity date and interest rate of the securities purchased, the number and value of securities purchased (specific as to each series if applicable) and the aggregate number and value of securities offered through the underwriting or selling syndicate.

10. The Adviser shall maintain and preserve on behalf of the Portfolios written records in accordance with the provisions of Rule 10f-3(b)(11), which records shall contain a copy of the Fund's Rule 10f-3 Procedures, as they may be modified from time to time, and all copies of Form l0f-3 reviewed by the Board of Trustees.

11. On an annual basis, the Adviser shall provide a report to the Board regarding the securities purchased pursuant to these Rule 10f-3 Procedures analyzing the performance of such securities.



Date:  October 21, 1997

                                                                  EXHIBIT A

                                   FORM 10F-3

                    WILLIAM BLAIR FUNDS Small Cap Growth Fund

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

Issuer: HARVARD BIOSCIENCE INC.

Date offering commenced: DECEMBER 7, 2000

Aggregate number and value of securities offered through underwriting or selling syndicate:

6,422,450

Offering price at close of first day on which any sales were made: $10.50

Underwriting syndicate's members: THOMAS WEISEL PARTNERS; DAIN RAUSCHER; ING BARINGS; BEAR, STEARNS; CIBC WORLD MARKETS; FIRST UNION; LAZARD FRERES; MORGAN STANLEY DEAN WITTER; US BANCORP PIPER JAFFRAY; UBS WARBURG; ADAMS, HARKNESS; FAHNESTOCK & CO., GERARD KLAUER MATTISON & CO; LEGG MASON WOOD WALKER; NEEDHAM & CO.; TUCKER ANTHONY; WEDBUSH MORGAN SECURITIES; WILLIAM BLAIR & CO.

Date of purchase: DECEMBER 7, 2000

Number and value of securities purchased (specific as to each series if applicable): 3300 SHARES FOR $26,400

Purchase price (net of fees and expenses): $26,400

Maturity date and interest rate (if applicable): N/A

Underwriter from whom purchased: THOMAS WEISEL PARTNERS

Commission, spread or profit: 7.0% GROSS SPREAD

Comparative information regarding commission, spread or profit for similar underwritings during the same period: SEE ATTACHED SUMMARY





                                                                             ORIGINAL
                                                                              MIDDLE
                                                     PROCEEDS                  OF          GROSS       GROSS SPREAD
                                                     AMT - IN                 FILING      SPREAD -      AS % OF
ISSUE                                                THIS MKT   OFFER         PRICE       IN THIS      PRNCPL AMT -
DATE                ISSUER                           ($ MIL)    PRICE         RANGE       MKT ($)      IN THIS MKT
----                ------                           -------    -----         ------       -----       -----------
 10/02/2000 InforMax Inc                               80.0       16.000       15.00       5600000         7.000
 10/04/2000 Advanced Switching Com Inc                 93.8       15.000       14.00       6562500         7.000
 10/05/2000 Kosan Biosciences Inc                      70.0       14.000       15.00       4900000          7.00
 10/10/2000 Pozen Inc                                  75.0       15.000       15.00       5250000         7.000
 10/11/2000 Introgen Therapeutics Inc                  32.0        8.000       13.00       2240000         7.000
 10/11/2000 Watson Wyatt & Co Holdings                 70.0       12.500       12.50       4900000         7.000
 10/12/2000 Synplicity Inc                             34.4        8.000       11.00       2408000         7.000
 10/17/2000 EndWave Corp                               84.0       14.000       14.00       5880000          7.00
 10/17/2000 IXIA                                       71.5       13.000       11.00       5005000         7.000
 10/26/2000 Devx Energy Inc                            70.0        7.000        8.00       3500000         5.000
 10/26/2000 Hydrogenics Corp                           84.0       12.000       11.00       5880000          7.00
 10/26/2000 MediChem Life Sciences Inc                 44.8        7.000       11.00       3136000          7.00
 11/01/2000 Evergreen Solar Inc                        42.0       14.000       14.00       2940000          7.00
 11/02/2000 UTi Worldwide Inc                          70.5       15.000       16.00       4935000         7.000
 11/10/2000 AeroGen Inc                                43.2       12.000       14.00       3024000          7.00
 11/10/2000 Computer Access Technology                 42.0       12.000       13.00       2940000          7.00
 11/13/2000 Adolor Corp                                90.0       15.000       16.00       6300000         7.000
 11/15/2000 Novatel Wireless Inc                       56.0        8.000       11.00       3920000         7.000
 11/16/2000 Beacon Power Corp                          48.0        6.000       12.00       3360000          7.00
 11/17/2000 Array Biopharma Inc                        48.8        7.500       11.00       3412500         7.000
 11/17/2000 Dynacare Inc                               50.0       10.000       14.00       3500000          7.00
 11/20/2000 Alliance Fiber Optic Products              49.5       11.000       12.00       3465000         7.000
 11/20/2000 iMagicTV                                   52.3       11.000       12.00       3657500         7.000
 11/28/2000 Rigel Pharmaceuticals Inc                  35.0        7.000        9.00       2450000          7.00
 12/07/2000 Harvard Bioscience Inc                     51.4        8.000       12.00       3596572         7.000
 12/07/2000 Specialty Laboratories                     80.0       16.000       15.00       5600000         7.000
 12/11/2000 GenVec                                     38.0        9.500       15.00       2680000         7.053
 12/14/2000 Resources Connection Inc                   78.0       12.000       13.00       5460000          7.00



Issuer                     Price Per Share            Underwriting Discount                      Gross Spread
------                     ---------------            ---------------------                      ------------
          CONDITIONS                                                                           YES            NO
          ----------                                                                          -----         -----
          (1)      The securities are either (i) part of an issue registered under the
                           Securities Act of 1933 that is being offered to the public or
                           (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an
                           Eligible Rule 144A Offering.                                         X
                                                                                              -----         -----

          (2)      The  purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible
                           Foreign Offering, for any rights to purchase  that  are
                           required by law to be granted to existing security holders of the issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
                                                                                                X
                                                                                              -----         -----

          (3)      In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of
                           any predecessors.                                                    X
                                                                                              -----         -----

          (4)      The underwriting was a firm commitment underwriting.                         X
                                                                                              -----         -----

          (5)      The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
                           similar securities during the same period.                           X
                                                                                              -----         -----

          (6)      The  amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering  other than an Eligible  Rule
                           144A Offering, or, in an Eligible Rule 144A Offering,  25% of
                           the total of (1) the principal  amount of the offering sold by underwriters or members of the selling syndicate to QIBs,
                           plus (2) the principal amount in any concurrent public
                           offering.                                                            X
                                                                                              -----         -----

          (7)      The Adviser was not a direct or indirect participant in the sale.            X
                                                                                              -----         -----


Approved:                                   Date:
          --------------------------              ---------------------

Board of Trustees Review Date:
                               -----------------------------------------------

                                      - 2 -



                                                                  EXHIBIT B

                               WILLIAM BLAIR FUNDS

                              SMALL CAP GROWTH FUND
                FORM OF QUARTERLY REPORT ON RULE 10F-3 PURCHASES


During the fourth quarter of 2000, William Blair Funds Small Cap Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:

        ISSUER             DATE OF PURCHASE       AMOUNT OF PURCHASE       PURCHASE PRICE         BROKER/DEALER
------------------------ --------------------- ------------------------- -------------------- ----------------------
Harcard Bioscience Inc.  12/7/00               3,300                     $8.00                Thomas Weisel
                                                                                              Partners
------------------------ --------------------- ------------------------- -------------------- ----------------------

------------------------ --------------------- ------------------------- -------------------- ----------------------

------------------------ --------------------- ------------------------- -------------------- ----------------------

The above purchase [purchases] was [were] made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the trustees of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

                                      - 2 -


3. In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

4.       The underwriting was a firm commitment underwriting.

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

6. The amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule 144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate to QIBs, plus (2) the principal amount in any concurrent public offering.

                                                              EXHIBIT A

                                   FORM 10F-3

                        WILLIAM BLAIR FUNDS (the "Fund")

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures


Issuer: REGENERATION TECHNOLOGIES, INC.

Date offering commenced: AUGUST 9, 2000

Aggregate number and value of securities offered through underwriting or selling syndicate:

3,800,000 SHARES FOR $85,000,000

Offering price at close of first day on which any sales were made: 14 1/16

Underwriting syndicate's members: BANK OF AMERICA, LEHMAN BROS., STEPHENS, CHASE H&Q, CIBC WORLD MKTS, DAIN RAUSCHER, DONALDSON, LUFKIN AND JENRETTE, FLEETBOSTON ROBERTSON STEPHENS, JP MORGAN, PRUDENTIAL, WILLIAM BLAIR & COMPANY, ROTH CAPITAL PARTNERS, FAHNSTOCK & CO, JOHN G. KINNARD & CO, MORGAN KEEGAN, PACIFIC CREST, PENNSYLVANIA MERCHANT GROUP, SANDLER O'NEILL & PARTNERS, HC WAINWRIGHT & CO.

Date of purchase: AUGUST 10, 2000

Number and value of securities purchased (specific as to each series if applicable): 10,600 FOR $148,400

Purchase price (net of fees and expenses):  $148,400

Maturity date and interest rate (if applicable): N/A

Underwriter from whom purchased: BANC OF AMERICA

Commission, spread or profit: 7% GROSS SPREAD

Comparative information regarding commission, spread or profit for similar underwritings during the same period:


                                                               EXHIBIT A
                                   FORM 10F-3

                        WILLIAM BLAIR FUNDS (the "Fund")

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures


Issuer: LARGE SCALE BIOLOGY CORPORATION

Date offering commenced: AUGUST 10, 2000

Aggregate number and value of securities offered through underwriting or selling syndicate: 5,000,000 FOR 85,000,000

Offering price at close of first day on which any sales were made: $21.875

Underwriting syndicate's members:.JP MORGAN, CHASE, WILLIAM BLAIR & COMPANY, ALLEN & CO, ROBERT W. BAIRD, DEUTSCHE BANK SECURITIES, JACKSON SECURITIES, FIRST SECURITY VAN KASPAR

Date of purchase: AUGUST 10, 2000

Number and value of securities purchased (specific as to each series if applicable): 700 SHARES FOR $11,900

Purchase price (net of fees and expenses):  $11,900

Maturity date and interest rate (if applicable): N/A

Underwriter from whom purchased: JP MORGAN

Commission, spread or profit: 7% GROSS SPREAD

Comparative information regarding commission, spread or profit for similar underwritings during the same period:



                                                                     EXHIBIT B

                               WILLIAM BLAIR FUNDS

                              SMALL CAP GROWTH FUND
                     FORM OF QUARTERLY REPORT ON RULE 10F-3
                                   PURCHASES


During the 3rd quarter of 2000, William Blair Funds Small Cap Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:

        ISSUER              DATE OF PURCHASE       AMOUNT OF PURCHASE      PURCHASE PRICE         BROKER/DEALER
------------------------ ----------------------- ----------------------- -------------------- ----------------------
Regeneration             08/09/00                $148,400.00             $14.00               Nationsbank
Technologies, Inc,                                                                            Montgomery Securities
------------------------ ----------------------- ----------------------- -------------------- ----------------------

Large Scale Biology      08/10/00                $11,900                 $17.00               JP Morgan
Corporation
------------------------ ----------------------- ----------------------- -------------------- ----------------------

Entravision              08/02/00                $165,500                $16.50               Donaldson Lufkin &
                                                                                              Jenrette
------------------------ ----------------------- ----------------------- -------------------- ----------------------

The above purchase [purchases] was [were] made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the trustees of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the


                                     - 2 -

         issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

3. In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

4.       The underwriting was a firm commitment underwriting.

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

6. The amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule 144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate to QIBs, plus (2) the principal amount in any concurrent public offering.

                                     - 3 -


                                                                 EXHIBIT A
                                   FORM 10F-3

                        WILLIAM BLAIR FUNDS (the "Fund")

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures


Issuer: ENTRAVISION COMMUNICATIONS

Date offering commenced: AUGUST 2, 2000

Aggregate number and value of securities offered through underwriting or selling syndicate: 46,000,000 FOR $752,335,000

Offering price at close of first day on which any sales were made: 19.00

Underwriting syndicate's members: DONALDSON LUFKIN & JENRETTE, CREDIT SUISSE FIRSTBOSTON, MERRILL LYNCH, SALOMON SMITH BARNEY, BEAR, STEARNS, DLJ DIRECT, ALLEN & CO, BANC OF AMERICA, CHASE SECURITIES, CIBC WORLD MARKETS, DEUTSCHE, AAG EDWARDS, FIRST UNION SECURITIES, FLEETBOSONT ROBERTSON STEPHENS, LAZARD FRERES, LEHMAN, MORGAN STANLEY, PAINEWEBBER, WASSERSTEIN PARELLA, THOMAS WEISEL PARTNERS, ADVEST, ARNHOLD AND S. BLEICHROESER, ROBERT W. BAIRD, WILLIAM BLAIR & COMPANY, CROWELL, WEEDON, FAHNESTOCK & CO, FIRST ALBANY, GABELLI & CO, GERARD KLAUER MATTISON & CO, GRUNTAL & CO, HODAK BREEDLOVE WESNESKI& CO, HOEFER & ARNETT, JANNEY MONTGOMERY SCOTT, JOHNSTON LEMON & CO, KAUFMAN BROS, CL KING, LADENBURG THALMAN & CO, MCDONALD INVESTMENTS, MORGAN KEEGAN, NEEDHAM, PACIFIC CREST, PARKER/HUNTER, PENNSYLVANIA MERCHANT, RAGEN MACKENZIE INC, RAYMOND JAMES, THE ROBINSON HUMPHREY CO, SANDERS MORRIS HARRIS, SCOTT & STRINGFELLOW, STEPHENS, SUTRO & CO, TUCKER ANTHONY, WEDBUSH MORGAN .

Date of purchase: AUGUST 2, 2000

Number and value of securities purchased (specific as to each series if applicable): $148,400

Purchase price (net of fees and expenses):  $16.50

Maturity date and interest rate (if applicable): N/A

Underwriter from whom purchased: DONALDSON LUFKIN & JENRETTE

Commission, spread or profit: 6.2%

Comparative information regarding commission, spread or profit for similar underwritings during the same period:


                                                                  EXHIBIT B

                               WILLIAM BLAIR FUNDS

                              SMALL CAP GROWTH FUND

                     FORM OF QUARTERLY REPORT ON RULE 10F-3
                                   PURCHASES


During the 3rd quarter of 2000, William Blair Funds Small Cap Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:

        ISSUER              DATE OF PURCHASE       AMOUNT OF PURCHASE      PURCHASE PRICE         BROKER/DEALER
------------------------ ----------------------- ----------------------- -------------------- ----------------------
Regeneration             08/09/00                $148,400.00             $14.00               Nationsbank
Technologies, Inc,                                                                            Montgomery Securities
------------------------ ----------------------- ----------------------- -------------------- ----------------------

Large Scale Biology      08/10/00                $11,900                 $17.00               JP Morgan
Corporation
------------------------ ----------------------- ----------------------- -------------------- ----------------------

Entravision              08/02/00                $165,500                $16.50               Donaldson Lufkin &
                                                                                              Jenrette
------------------------ ----------------------- ----------------------- -------------------- ----------------------

The above purchase [purchases] was [were] made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the trustees of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the


                                     - 2 -


         issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

3. In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

4.       The underwriting was a firm commitment underwriting.

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

6. The amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule 144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate to QIBs, plus (2) the principal amount in any concurrent public offering.


                                     - 3 -


                                                                   EXHIBIT A

                                   FORM 10F-3

                               WILLIAM BLAIR FUNDS
                                 Millennium Fund

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures



Issuer: HARVARD BIOSCIENCE INC.

Date offering commenced: DECEMBER 7, 2000

Aggregate number and value of securities offered through underwriting or selling syndicate:

6,422,450

Offering price at close of first day on which any sales were made: $10.50

Underwriting syndicate's members: THOMAS WEISEL PARTNERS; DAIN RAUSCHER; ING BARINGS; BEAR, STEARNS; CIBC WORLD MARKETS; FIRST UNION; LAZARD FRERES; MORGAN STANLEY DEAN WITTER; US BANCORP PIPER JAFFRAY; UBS WARBURG; ADAMS, HARKNESS; FAHNESTOCK & CO., GERARD KLAUER MATTISON & CO; LEGG MASON WOOD WALKER; NEEDHAM & CO.; TUCKER ANTHONY; WEDBUSH MORGAN SECURITIES; WILLIAM BLAIR & CO.

Date of purchase: DECEMBER 7, 2000

Number and value of securities purchased (specific as to each series if applicable): 1,700 SHARES FOR $13,600

Purchase price (net of fees and expenses): $13,600
Maturity date and interest rate (if applicable): N/A

Underwriter from whom purchased: THOMAS WEISEL PARTNERS

Commission, spread or profit: 7.0% GROSS SPREAD

Comparative information regarding commission, spread or profit for similar underwritings during the same period: SEE ATTACHED SUMMARY


                                                                       EXHIBIT A


                                   FORM 10F-3

                    WILLIAM BLAIR FUNDS Small Cap Growth Fund

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

Issuer: COACH

Date offering commenced: OCTOBER 4, 2000

Aggregate number and value of securities offered through underwriting or selling syndicate:

7,380,000

Offering price at close of first day on which any sales were made: $20.3125

Underwriting syndicate's members: GOLDMAN, SACHS, MORGAN STANLEY, PRUDENTIAL, M.R. BEAL & CO., BEAR, STEARNS & CO,. WILLIAM BLAIR & COMPANY, RAMERIZ & CO., SALOMON SMITH BARNEY, WACHOVIA SECURITITES, THE WILLIAMS CAPITAL GROUP

Date of purchase: OCTOBER 4, 2000

Number and value of securities purchased (specific as to each series if applicable): 5000 SHARES FOR $80,000

Purchase price (net of fees and expenses): $80,000
                                          -------------------------------------

Maturity date and interest rate (if applicable): N/A
                                                 ------------------------------

Underwriter from whom purchased: GOLDMAN, SACHS

Commission, spread or profit: 7.0% GROSS SPREAD
                              -------------------------------------------------

Comparative information regarding commission, spread or profit for similar underwritings during the same period: SEE ATTACHED SUMMARY




                                                                       EXHIBIT B

                               WILLIAM BLAIR FUNDS

                              SMALL CAP GROWTH FUND
                FORM OF QUARTERLY REPORT ON RULE 10F-3 PURCHASES


During the fourth quarter of 2000, William Blair Funds Small Cap Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:


        ISSUER             DATE OF PURCHASE       AMOUNT OF PURCHASE       PURCHASE PRICE         BROKER/DEALER
------------------------ --------------------- ------------------------- -------------------- ----------------------
Coach                    10/04/00              5,000                     $16.00               Goldman, Sachs
------------------------ --------------------- ------------------------- -------------------- ----------------------

------------------------ --------------------- ------------------------- -------------------- ----------------------

------------------------ --------------------- ------------------------- -------------------- ----------------------

The above purchase [purchases] was [were] made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the trustees of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

                                     - 2 -



3. In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

4.       The underwriting was a firm commitment underwriting.

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

6. The amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule 144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate to QIBs, plus (2) the principal amount in any concurrent public offering.


                                     - 3 -